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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) March 6, 2006
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES.

         As of March 6, 2006, the Company sold in its private placement a total of 4,451,590 shares of its common stock, par value $0.001 per share, at a purchase price of $3.00 per share for a total purchase price of $13,354,770 to accredited investors only. Said total purchase amount up to date does not include the previously reported sales in our report filed on Form 8-K on June 14, 2005. The Company paid estimated $762,490 (5.7%) for the total consulting fees and commissions in connection with the placement. The total offering amount of the private placement was increased by the Company to up to $27 million. The Company plans to use the proceeds of its offering for content purchase, IPTV, Integrated resort development and working capital.

         The shares were offered and sold by the Company to investors whom the Company had reasonable grounds to believe were "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The issuance of the shares was exempt from the registration requirements of the Securities Act by reason of Section 4(2) of the Securities Act and the rules and regulations, including Regulation D and/or Regulation S thereunder, as transactions by an issuer not involving a public offering.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 9, 2006                        AMARU, INC.

                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President